Exhibit 3.25

State of Delaware Secretary of State Division of Corporations Delivered 11:59 AM 12/18/2009 FILED 11:59 AM 12/18/2009 SRV 091116012 – 3640662 FILE

AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF

GREEN TREE INVESTMENT HOLDINGS II LLC

Under Section 18-208 of the

Delaware Limited Liability Company Act

This Amended and Restated Certificate of Formation of GREEN TREE INVESTMENT HOLDINGS II LLC (the “Company”), dated as of December 18, 2009, has been duly executed and is being filed by the undersigned, as an authorized person, to amend and restate the Certificate of Formation of the Company, as amended, pursuant to the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.), as amended from time to time.

WHEREAS, the name under which the Company was originally formed is “CFN Investment Holdings II LLC”;

WHEREAS, the original Certificate of Formation of the Company (as amended, the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on March 26, 2003;

WHEREAS, an amendment to the Original Certificate was filed with the Secretary of State of the State of Delaware on May 19, 2003;

WHEREAS, an amendment to the Original Certificate was filed with the Secretary of State of the State of Delaware on October 7, 2003; and

WHEREAS, an amended and restated Original Certificate (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on April 15, 2005.

NOW, THEREFORE, in consideration of the foregoing, the text of the Amended and Restated Certificate is hereby amended and restated to read as follows:

FIRST. The name of the limited liability company formed hereby is “Green Tree Investment Holdings II LLC”.

SECOND. The address of the registered office of the Company in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

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IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Formation of Green Tree Investment Holdings II LLC as of the date first above written.

By:

Brian F. Corey
Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 06:08 PM 11/29/2012 FILED 05:39 PM 11/29/2012 SRV 121276890 – 3640662 FILE

CERTIFICATE OF MERGER

OF

GREEN TREE IP LLC

(a Delaware limited liability company)

WITH AND INTO

GREEN TREE INVESTMENT HOLDINGS II LLC

(a Delaware limited liability company)

PURSUANT TO SECTION 18-209 OF THE

DELAWARE LIMITED LIABILITY COMPANY ACT

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act (the “DLLCA”), the undersigned hereby certifies as follows:

FIRST: The name and jurisdiction of formation of each limited liability company to be merged (collectively, the “Constituent Entities”) are as follows:

Name	Jurisdiction of Formation

Green Tree IP LLC	Delaware

Green Tree Investment Holdings II LLC	Delaware

SECOND: An Agreement and Plan of Merger, dated as of November 20, 2012 (the “Merger Agreement”), by and between each of the Constituent Entities with respect to the merger herein certified has been approved and executed by each of the Constituent Entities in accordance with the DLLCA.

THIRD: The name of the surviving limited liability company (the “Surviving Entity”) of the merger herein certified is Green Tree Investment Holdings II LLC, a Delaware limited liability company.

FOURTH: The merger is to become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

FIFTH: The Merger Agreement is on file at the place of business of the Surviving Entity located at 300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota, 55102.

SIXTH: A copy of the Merger Agreement will be furnished by the Surviving Entity on request, without cost, to any member of the Constituent Entities.

IN WITNESS WHEREOF, the Surviving Entity has caused this Certificate of Merger to be signed by an authorized person thereof this 21st day of November, 2012.

GREEN TREE INVESTMENT HOLDINGS II LLC

By:

	Name:	Brian F. Corey
	Title:	Senior Vice President and Secretary

State of Delaware Secretary of State Division of Corporations Delivered 01:28 PM 12/03/2012 FILED 12:50 PM 12/03/2012 SRV 121285353 – 3640662 FILE

CERTIFICATE OF MERGER

OF

GREEN TREE HOLDING LLC

(a Delaware limited liability company)

AND

GREEN TREE INVESTMENTS LLC

(a Delaware limited liability company

WITH AND INTO

GREEN TREE INVESTMENT HOLDINGS II LLC

(a Delaware limited liability company)

PURSUANT TO SECTION 18-209 OF THE

DELAWARE LIMITED LIABILITY COMPANY ACT

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act (the “DLLCA”), the undersigned hereby certifies as follows:

FIRST: The name and jurisdiction of formation of each limited liability company to be merged (collectively, the “Constituent Entities”) are as follows:

Name	Jurisdiction of Formation

Green Tree Holding LLC	Delaware

Green Tree Investments LLC	Delaware

Green Tree Investment Holdings II LLC	Delaware

SECOND: An Agreement and Plan of Merger, dated as of November 20, 2012 (the “Merger Agreement”), by and among each of the Constituent Entities with respect to the merger herein certified has been approved and executed by each of the Constituent Entities in accordance with the DLLCA.

THIRD: The name of the surviving limited liability company (the “Surviving Entity”) of the merger herein certified is Green Tree Investment Holdings II LLC, a Delaware limited liability company.

FOURTH: The merger is to become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

FIFTH: The Merger Agreement is on file at the place of business of the Surviving Entity located at 300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota, 55102.

SIXTH: A copy of the Merger Agreement will be furnished by the Surviving Entity on request, without cost, to any member of the Constituent Entities.

IN WITNESS WHEREOF, the Surviving Entity has caused this Certificate of Merger to be signed by an authorized person thereof this 21st day of November, 2012.

GREEN TREE INVESTMENT HOLDINGS II LLC

By:

	Name:	Brian F. Corey
	Title:	Senior Vice President and Secretary